-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-57689) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 62

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 66


                         VANGUARD MUNICIPAL BOND FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOMEAEFFECTIVE:
          ON July 29, 2008, PURSUANT TO PARAGRAPH (B) OF RULE 485.









-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VANGUARD/(R)/ MUNICIPAL BOND FUNDS



>  PROSPECTUS



INVESTOR SHARES & ADMIRAL(TM) SHARES

July 29, 2008



-------------------------------------------------------------------------------



                                                [SHIP LOGO VANGUARD/(R)/]



-------------------------------------------------------------------------------




Vanguard Tax-Exempt Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Insured Long-Term Tax-Exempt Fund

Vanguard High-Yield Tax-Exempt Fund




This prospectus contains financial data for the Funds through the fiscal period ended April 30, 2008.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

-------------------------------------------------------------------------------
VANGUARD FUND PROFILES             1       FINANCIAL HIGHLIGHTS            44
-------------------------------------------------------------------------------
 Tax-Exempt Money Market Fund      1       INVESTING WITH VANGUARD         58
-------------------------------------------------------------------------------
 Short-Term Tax-Exempt Fund        4        Purchasing Shares              58
-------------------------------------------------------------------------------
 Limited-Term Tax-Exempt Fund      8        Converting Shares              61
-------------------------------------------------------------------------------
 Intermediate-Term Tax-Exempt     12        Redeeming Shares               62
 Fund
-------------------------------------------------------------------------------
 Long-Term Tax-Exempt Fund        16        Exchanging Shares              66
-------------------------------------------------------------------------------
 Insured Long-Term Tax-Exempt     20        Frequent-Trading Limits        66
 Fund
-------------------------------------------------------------------------------
 High-Yield Tax-Exempt Fund       25        Other Rules You Should Know    68
-------------------------------------------------------------------------------
INVESTING IN TAX-EXEMPT FUNDS     29        Fund and Account Updates       72
-------------------------------------------------------------------------------
MORE ON THE FUNDS                 30        Contacting Vanguard            74
-------------------------------------------------------------------------------
 The Funds and Vanguard           38       GLOSSARY OF INVESTMENT TERMS    76
-------------------------------------------------------------------------------
 Investment Advisor               39
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    41
 Taxes
-------------------------------------------------------------------------------
 Share Price                      43
-------------------------------------------------------------------------------


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
Each Fund (other than the Tax-Exempt Money Market Fund) offers two separate classes of shares: Investor Shares and Admiral Shares. The Tax-Exempt Money Market Fund does not offer Admiral Shares. Please note that Admiral Shares are not available for accounts maintained by financial intermediaries, except in limited circumstances.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE--VANGUARD TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, while maintaining liquidity and a stable share price of $1.


PRIMARY INVESTMENT POLICIES

The Fund invests in a variety of high-quality, short-term municipal securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories. The Fund invests in securities with effective maturities of 397 days or less, and maintains a dollar-weighted average maturity of 90 days or less. For additional information on the Fund's investment strategies, please see More on the Funds.



PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

.. Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the average tax-exempt money market fund. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS/1/
-------------------------------------------------------------------------------
                                BAR CHART
                              [-20% to 30%]

                           1998          3.34%
                           1999          3.16
                           2000          4.01
                           2001          2.72
                           2002          1.10
                           2003          0.94
                           2004          1.14
                           2005          2.35
                           2006          3.37
                           2007          3.62
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was 1.19%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.05% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.18% (quarter ended September 30, 2003).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                             1 Year       5 Years   10 Years
-----------------------------------------------------------------------------
Vanguard Tax-Exempt Money Market Fund          3.62%         2.28%      2.60%
-----------------------------------------------------------------------------
Average Tax-Exempt Money Market Fund/1/        3.00%         1.70%      2.07%
-----------------------------------------------------------------------------
1 Derived from data provided by Lipper Inc.


If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 800-662-7447 (SHIP).


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.


SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None
-------------------------------------------------------------------------------
Purchase Fee                                          None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested             None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/
-------------------------------------------------------------------------------
Account Service Fee (for fund account                 $20/Year/2/
balances below $10,000)
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                   0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

Additional Information
As of April 30, 2008
-------------------------------------------------------------------------------------------
Net Assets                  $22.8 billion
-------------------------------------------------------------------------------------------
Investment Advisor          The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------
Dividends                   Declared daily and distributed on the first business day of each month
-------------------------------------------------------------------------------------------
Suitable for IRAs           No
-------------------------------------------------------------------------------------------
Inception Date              June 10, 1980
-------------------------------------------------------------------------------------------
Minimum Initial Investment  $3,000
-------------------------------------------------------------------------------------------
Newspaper Abbreviation      VangMB
-------------------------------------------------------------------------------------------
Vanguard Fund Number        45
-------------------------------------------------------------------------------------------
CUSIP Number                922907506
-------------------------------------------------------------------------------------------
Ticker Symbol               VMSXX
-------------------------------------------------------------------------------------------



FUND PROFILE--VANGUARD SHORT-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, with limited price volatility.


PRIMARY INVESTMENT STRATEGIES

The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 1 to 2 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.



PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally low for short-term bond funds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                 BAR CHART
                               [-20% to 30%]

                            1998          4.32%
                            1999          2.58
                            2000          4.91
                            2001          4.75
                            2002          3.49
                            2003          1.64
                            2004          1.12
                            2005          1.65
                            2006          3.26
                            2007          4.19
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was 1.81%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.68% (quarter ended March 31, 2001), and the lowest return for a quarter was -0.30% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                       1 Year           5 Years             10 Years
------------------------------------------------------------------------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------
Return Before Taxes                                      4.19%             2.37%              3.18%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                      4.19              2.37               3.18
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                                  3.94              2.39               3.17
------------------------------------------------------------------------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND ADMIRAL SHARES/1/
------------------------------------------------------------------------------------------------------
Return Before Taxes                                      4.27%             2.43%                --
------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND INDEX
(reflects no deductionfor fees, expenses, or taxes)      5.00%             2.67%              3.99%
------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2007, the average annual total returns were 2.81% for the Admiral Shares and 3.56% for the Lehman Brothers 3 Year Municipal Bond
 Index.



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year/2/          --
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.12%                0.05%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.03%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.15%                   0.08%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares     $15      $48       $85        $192
----------------------------------------------------------
Admiral Shares        8       26        45         103
----------------------------------------------------------


THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
As of April 30, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $4.4 billion
--------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1981
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed monthly; capital gains, if any, are distributed annually in December.
--------------------------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                 ADMIRAL SHARES
--------------------------------------------------------------------------------------------------
Inception Date                  September 1, 1977               February 12, 2001
--------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                          $100,000
--------------------------------------------------------------------------------------------------
Conversion Features             May be converted to             May be converted to Investor
                                Admiral Shares if you meet      Shares if you are no longer
                                eligibility requirements        eligible for Admiral Shares
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MuSht                           MuShtAdml
--------------------------------------------------------------------------------------------------
Vanguard Fund Number            41                              541
--------------------------------------------------------------------------------------------------
CUSIP Number                    922907100                       922907803
--------------------------------------------------------------------------------------------------
Ticker Symbol                   VWSTX                           VWSUX
--------------------------------------------------------------------------------------------------



FUND PROFILE--VANGUARD LIMITED-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, with limited price volatility.


PRIMARY INVESTMENT STRATEGIES

The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 2 to 6 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for limited-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally low to moderate for the Fund.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                 BAR CHART
                               [-20% to 30%]

                            1998         5.12%
                            1999         1.47
                            2000         6.35
                            2001         5.58
                            2002         6.31
                            2003         2.79
                            2004         1.53
                            2005         1.11
                            2006         3.33
                            2007         4.32
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was 1.22%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 2.93% (quarter ended June 30, 2002), and the lowest return for a quarter was -1.27% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                                        1 Year            5 Years              10 Years
--------------------------------------------------------------------------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                     4.32%                2.61                  3.77%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                     4.32                 2.61                  3.77
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                                 4.04                 2.69                  3.77
--------------------------------------------------------------------------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT FUND ADMIRAL SHARES/1/
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                     4.39%                2.68                    --
--------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND INDEX
(reflects no deduction for fees, expenses, or taxes)    5.00%                2.67%                 3.99%
--------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2007, the average annual total returns were 3.40% for the
 Admiral Shares and 3.56% for the Lehman Brothers 3 Year Municipal Bond Index.



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year/2/          --
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.12%                0.05%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.03%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.15%                0.08%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares     $15      $48       $85        $192
----------------------------------------------------------
Admiral Shares        8       26        45         103
----------------------------------------------------------



THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


Additional Information
As of April 30, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $7.3 billion
--------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed monthly; capital gains, if any, are distributed annually in December.
--------------------------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                 ADMIRAL SHARES
--------------------------------------------------------------------------------------------------
Inception Date                  August 31, 1987                 February 12, 2001
--------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                          $100,000
--------------------------------------------------------------------------------------------------
Conversion Features             May be converted to             May be converted to Investor
                                Admiral Shares if you meet      Shares if you are no longer
                                eligibility                     eligible for Admiral Shares
                                requirements
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MuLtd                           MuLtdAdml
--------------------------------------------------------------------------------------------------
Vanguard Fund Number            31                              531
--------------------------------------------------------------------------------------------------
CUSIP Number                    922907704                       922907886
--------------------------------------------------------------------------------------------------
Ticker Symbol                   VMLTX                           VMLUX
--------------------------------------------------------------------------------------------------



FUND PROFILE--VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a moderate and sustainable level of current income that is exempt from federal personal income taxes.

PRIMARY INVESTMENT STRATEGIES

The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 6 to 12 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally moderate for intermediate-term bond funds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                  BAR CHART
                                [-20% to 30%]

                             1998          5.76%
                             1999         -0.50
                             2000          9.24
                             2001          5.05
                             2002          7.91
                             2003          4.46
                             2004          3.23
                             2005          2.24
                             2006          4.43
                             2007          3.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was 0.43%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 3.57% (quarter ended June 30, 2002), and the lowest return for a quarter was -1.92% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                                                 1 Year           5 Years             10 Years
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                3.43%          3.55%              4.49%
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                3.43           3.55               4.48
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                                            3.69           3.64               4.49
---------------------------------------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES/1/
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                3.50%          3.62%                --
---------------------------------------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)               5.06%          3.86%              4.96%
---------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2007, the average annual total returns were 4.24% for the Admiral Shares and 4.72% for the Lehman Brothers 7 Year Municipal Bond
 Index.


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year/2/          --
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.12%                0.05%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.03%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.15%                0.08%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares     $15      $48       $85        $192
----------------------------------------------------------
Admiral Shares        8       26        45         103
----------------------------------------------------------


THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


Additional Information
As of April 30, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18.5 billion
--------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1981
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed monthly; capital gains, if any, are distributed annually in December.
--------------------------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                 ADMIRAL SHARES
--------------------------------------------------------------------------------------------------
Inception Date                  September 1, 1977               February 12, 2001
--------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                          $100,000
--------------------------------------------------------------------------------------------------
Conversion Features             May be converted to             May be converted to Investor
                                Admiral Shares if you meet      S
                                eligibility requirements        hares if you are no longer
                                                                eligible for Admiral Shares
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MuInt                           MulntAdml
--------------------------------------------------------------------------------------------------
Vanguard Fund Number            42                              542
--------------------------------------------------------------------------------------------------
CUSIP Number                    922907209                       922907878
--------------------------------------------------------------------------------------------------
Ticker Symbol                   VWITX                           VWIUX
--------------------------------------------------------------------------------------------------



FUND PROFILE--VANGUARD LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.

PRIMARY INVESTMENT STRATEGIES

The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 10 to 25 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                 BAR CHART
                               [-20% to 30%]

                             1998          6.02%
                             1999         -3.53
                             2000         13.32
                             2001          4.54
                             2002         10.11
                             2003          5.21
                             2004          4.12
                             2005          3.07
                             2006          5.16
                             2007          2.54
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was -0.02%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 5.42% (quarter ended December 31, 2000), and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                                  1 Year          5 Years            10 Years
--------------------------------------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 2.54%            4.02                4.97%
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 2.54             4.00                4.93
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                                             3.26             4.11                4.96
--------------------------------------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES/1/
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 2.61%            4.09                  --
--------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(reflects no deduction for fees, expenses, or taxes)                3.36%            4.30%               5.18%
--------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2007, the average annual total returns were 4.85% for the Admiral Shares and 5.02% for the Lehman Brothers Municipal Bond Index.


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year/2/          --
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.12%                0.05%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.03%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.15%                0.08%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the

Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares     $15      $48       $85        $192
----------------------------------------------------------
Admiral Shares        8       26        45         103
----------------------------------------------------------



THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION
As of April 30, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $3 billion
--------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1981
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed monthly; capital gains, if any, are distributed annually in December.
--------------------------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                 ADMIRAL SHARES
--------------------------------------------------------------------------------------------------
Inception Date                  September 1, 1977               February 12, 2001
--------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                          $100,000
--------------------------------------------------------------------------------------------------
Conversion Features             May be converted to             May be converted to Investor
                                Admiral Shares if you meet      Shares if you are no longer
                                eligibility requirements        eligible for Admiral Shares
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MuLong                          MuLTAdml
--------------------------------------------------------------------------------------------------
Vanguard Fund Number            43                              543
--------------------------------------------------------------------------------------------------
CUSIP Number                    922907308                       922907860
--------------------------------------------------------------------------------------------------
Ticker Symbol                   VWLTX                           VWLUX
--------------------------------------------------------------------------------------------------



FUND PROFILE--VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in high-quality municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest. (This insurance applies only to the bonds in the Fund and not to the Fund's share price or your investment in the Fund.) The remaining 20% of the Fund's assets are invested in municipal bonds rated in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc. or AAA, AA, and A for Standard & Poor's). Although the Fund has no limitations on the maturity of individual securities, it is expected to maintain a dollar-weighted average maturity of 10 to 25 years. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED BY INSURANCE COMPANIES, THE VALUES OF THE BONDS THEMSELVES ARE NOT GUARANTEED.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests mainly in bonds that are insured against default or that are considered to be of high-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's

Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                  BAR CHART
                                [-20% to 30%]

                             1998          6.13%
                             1999         -2.91
                             2000         13.61
                             2001          4.30
                             2002         10.03
                             2003          5.77
                             2004          3.93
                             2005          3.37
                             2006          4.92
                             2007          2.58
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was -0.75%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 5.52% (quarter ended December 31, 2000), and the lowest return for a quarter was -2.37% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                                                1 Year          5 Years            10 Years
Vanguard Insured Long-Term Tax-Exempt Fund Investor Shares
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               2.58%            4.11%               5.09%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               2.58             4.05                5.02
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                                           3.28             4.17                5.05
------------------------------------------------------------------------------------------------------------
Vanguard Insured Long-Term Tax-Exempt Fund Admiral Shares/1/
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               2.66%            4.18%                 --
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)              3.66%            4.30%               5.18%
------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2007, the average annual total returns were 4.90% for the Admiral Shares and 5.02% for the Lehman Brothers Municipal Bond Index.


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year/2/          --
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.12%                0.06%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.02%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.15%                0.08%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares     $15      $48       $85        $192
----------------------------------------------------------
Admiral Shares        8       26        45         103
----------------------------------------------------------


THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION
As of April 30, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $3.5 billion
--------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed monthly; capital gains, if any, are distributed annually in December.
--------------------------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                 ADMIRAL SHARES
--------------------------------------------------------------------------------------------------
Inception Date                  September 30, 1984              February 12, 2001
--------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                          $100,000
--------------------------------------------------------------------------------------------------
Conversion Features             May be converted to             May be converted to Investor
                                Admiral Shares if you meet      Shares if you are no longer
                                eligibility requirements        eligible for Admiral Shares
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MuInlg                          MuInLTAdml
--------------------------------------------------------------------------------------------------
Vanguard Fund Number            58                              558
--------------------------------------------------------------------------------------------------
CUSIP Number                    922907605                       922907852
--------------------------------------------------------------------------------------------------
Ticker Symbol                   VILPX                           VILQX
--------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD HIGH-YIELD TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in investment-grade municipal bonds, with ratings of Baa or higher (by Moody's Investors Service, Inc.) or BBB or higher (by Standard & Poor's), and up to 20% in bonds that are rated less than Baa or BBB or are unrated. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate for the Fund, because it invests a portion of its assets in low-quality bonds.


.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for high-yield bond funds.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                   BAR CHART
                                 [-20% to 30%]

                               1998         6.45%
                               1999        -3.38
                               2000        10.73
                               2001         5.34
                               2002         7.30
                               2003         6.35
                               2004         4.98
                               2005         4.34
                               2006         5.53
                               2007         1.57
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 June 30, 2008, was -0.42%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 3.68% (quarter ended December 30, 2000), and the lowest return for a quarter was -1.82% (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                                1 Year          5 Years            10 Years
------------------------------------------------------------------------------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               1.57%            4.54%               4.86%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               1.57             4.54                4.85
Distributions
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                                           2.65             4.58                4.89
------------------------------------------------------------------------------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND ADMIRAL SHARES/1/
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               1.64%            4.61%                 --
------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(reflects no deduction for fees, expenses, or taxes)              3.36%            4.30%               5.18%
------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2007, the average annual total returns were 4.59% for the Admiral Shares and 4.63% for the Lehman Brothers Municipal Bond Index.



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year/2/          --
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.12%                0.06%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.02%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.15%                0.08%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the

Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares     $15      $48       $85        $192
----------------------------------------------------------
Admiral Shares        8       26        45         103
----------------------------------------------------------


THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION
As of April 30, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $6.2 billion
--------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1981
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed monthly; capital gains, if any, are distributed annually in December.
--------------------------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                 ADMIRAL SHARES
--------------------------------------------------------------------------------------------------
Inception Date                  December 27, 1978               November 12, 2001
--------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                          $100,000
--------------------------------------------------------------------------------------------------
Conversion Features             May be converted to             May be converted to Investor
                                Admiral Shares if you meet      Shares if you are no longer
                                eligibility requirements        eligible for Admiral Shares
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MuHY                            MuHYAdml
--------------------------------------------------------------------------------------------------
Vanguard Fund Number            44                              5044
--------------------------------------------------------------------------------------------------
CUSIP Number                    922907407                       922907845
--------------------------------------------------------------------------------------------------
Ticker Symbol                   VWAHX                           VWALX
--------------------------------------------------------------------------------------------------

INVESTING IN TAX-EXEMPT FUNDS


WHAT ARE MUNICIPAL BOND FUNDS?
Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments to support their needs or to finance public projects. A municipal bond--like a bond issued by a corporation or the U.S. government--obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, from state and local taxes. For certain shareholders, the interest may be subject to the alternative minimum tax.


TAXABLE VERSUS TAX-EXEMPT FUNDS
Yields on tax-exempt bonds--such as some municipal bonds--are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.

To determine whether a tax-exempt fund--such as one of the Vanguard Municipal Bond Funds--makes sense for you, compute the tax-exempt fund's taxable-equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.

To compute the taxable-equivalent yield, divide the fund's tax-exempt yield by the difference between 100% and your federal tax bracket. For example, if you are in the 35% tax bracket, and can earn a tax-exempt yield of 5%, the taxable-equivalent yield would be 7.69% (5% divided by 65% [100%-35%]).

In this example, you would choose the tax-exempt fund if its taxable-equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.

Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable-equivalent yields of your own.

THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE
The Funds invest mainly in state and local municipal securities that provide tax-exempt income. As a result, they are subject to certain risks.


FLAG LOGO
EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT SECURITIES PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE NEGLIGIBLE FOR MONEY MARKET FUNDS, LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


HOW INTEREST RATE CHANGES AFFECT THE VALUE OF A $1,000 BOND/1/

                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955      $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858       1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786       1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
-------------------------------------------------------------------------------


Changes in interest rates can affect bond income as well as bond prices.


FLAG LOGO
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
-------------------------------------------------------------------------------


Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.

FLAG LOGO
EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD THEN LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

Call risk is generally negligible for money market securities, low for short-term bonds, moderate for intermediate-term bonds, and higher for long-term and high-yield bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT CALLABLE BONDS

 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
-------------------------------------------------------------------------------


FLAG LOGO
EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
-------------------------------------------------------------------------------

The following summary table is provided to help you distinguish among the Funds and their various risks.


RISKS OF THE FUNDS
Tax-Exempt Fund   Income  Risk  Interest Rate Risk   Call Risk    Credit Risk
------------------------------------------------------------------------------
Money Market              High          Negligible  Negligible       Very Low
------------------------------------------------------------------------------
Short-Term                High                 Low         Low            Low
------------------------------------------------------------------------------
Limited-Term              High                 Low         Low            Low
------------------------------------------------------------------------------
Intermediate-Term     Moderate            Moderate    Moderate            Low
------------------------------------------------------------------------------
Long-Term                  Low                High        High            Low
------------------------------------------------------------------------------
Insured Long-Term          Low                High        High       Very Low
------------------------------------------------------------------------------
High-Yield                 Low                High        High       Moderate
------------------------------------------------------------------------------


The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Standard & Poor's (Moody's for the Tax-Exempt Money Market Fund), as of October 31, 2007.


TAX-EXEMPT FUND                 AVERAGE QUALITY
-----------------------------------------------
Money Market                              MIG-1
-----------------------------------------------
Short-Term                                  AA+
-----------------------------------------------
Limited-Term                                AA+
-----------------------------------------------
Intermediate-Term                           AA+
-----------------------------------------------
Long-Term                                   AA+
-----------------------------------------------
Insured Long-Term                           AAA
-----------------------------------------------
High-Yield                                    A
-----------------------------------------------


The Funds try to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that a Fund will be seriously affected by a particular bond issuer's failure to pay either interest or principal.

Up to 20% of each Fund may be invested in securities that are subject to the alternative minimum tax.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT ALTERNATIVE MINIMUM TAX

 Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered "tax-preference items."
-------------------------------------------------------------------------------


SECURITY SELECTION
The Vanguard Group, advisor to the Funds, uses a "top-down" investment management approach. This means that the advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration range. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in tax-exempt municipal bonds under normal market conditions. The Insured Long-Term Tax-Exempt Fund's policy of investing at least 80% of its assets in securities whose principal and interest payments are guaranteed by insurance may be changed only upon 60 days' notice to shareholders.


FLAG LOGO
EACH FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in municipal securities, each Fund may make other kinds of investments to achieve its objective.

Each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.


FLAG LOGO
EACH FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE UNDERLYING SECURITIES, ASSETS, OR MARKET INDEXES.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).

The Funds (other than the Tax-Exempt Money Market Fund) may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of these Funds as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

These Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

The Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining the Fund's quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------

CASH MANAGEMENT
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies and strategies--for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, or to other investment companies, including ETFs--in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of municipal obligations. By temporarily departing from its normal investment policies, the Fund may distribute income subject to federal personal income tax, and may otherwise fail to achieve its investment objective.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT CASH INVESTMENTS

 For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
-------------------------------------------------------------------------------



A NOTE ABOUT INSURANCE
At least 80% of the Insured Long-Term Tax-Exempt Fund's assets are invested in municipal bonds whose principal and interest payments are guaranteed by a top-rated private insurance company at the time of purchase. This insurance coverage may take more than one form:

.. A new-issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

.. A secondary market insurance policy, which is purchased by a bond investor after the bond has been issued and insures the bond until its maturity date.

Typically, an insured municipal bond will be covered by only one type of policy. For instance, if a bond is covered by a new-issue insurance policy or a secondary market insurance policy, the security will probably not be insured under a mutual fund insurance policy.

The remaining 20% of the Insured Long-Term Tax-Exempt Fund's assets are invested in municipal bonds rated in the top three credit-rating categories (Aaa, Aa and A for Moody's Investors Services, Inc. or AAA, AA, or A for Standard & Poor's).


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------



TURNOVER RATE
Although the Funds (other than the Tax-Exempt Money Market Fund) normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for six of the Funds. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------


INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of October 31, 2007, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


ROBERT F. AUWAERTER is Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

CHRISTOPHER W. ALWINE, CFA, is Principal of Vanguard and head of Vanguard's Municipal Money Market and Municipal Bond Groups. He has direct oversight responsibility for all tax-exempt bond funds managed by the Fixed Income Group. He has been with Vanguard since 1990, has worked in investment management since 1991, and has managed investment portfolios since 1996. He received his B.B.A. from Temple University and an M.S. from Drexel University.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUNDS' PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Funds are:

 MARLIN G. BROWN, Portfolio Manager. He has worked in investment management for Vanguard since 1996 and has managed the Limited-Term Tax-Exempt Fund since 2008. Education: B.S., University of Virginia.

 JOHN M. CARBONE, Principal of Vanguard. He has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the Insured Long-Term Tax-Exempt Fund since 2008. Education: B.S., Babson College; M.B.A., Southern Methodist University.

 REID O. SMITH, CFA, Principal of Vanguard. He has managed investment portfolios since 1986; has been with Vanguard since 1992; and has managed the High-Yield Tax-Exempt Fund since 1996 and the Intermediate-Term and Long-Term Tax-Exempt Funds since 2007. Education: B.A. and M.B.A., University of Hawaii.

 PAMELA WISEHAUPT TYNAN, Principal of Vanguard. She has been with Vanguard since 1982; has managed investment portfolios, including the Tax-Exempt Money Market Fund, since 1988; and has managed the Short-Term Tax-Exempt Fund since 1996. Education: B.S., Temple University; M.B.A., St. Joseph's University.

 MICHAEL G. KOBS, Portfolio Manager. He has worked in investment management since 1990; has managed investment portfolios since 1998; and has co-managed the Intermediate-Term Tax-Exempt Fund since 2008. Education: B.A., University of Iowa; M.B.A., University of Chicago.
-------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
-------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:

.. Distributions of capital gains are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Capital gains distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any short-term capital gains distributions that you receive are taxable to you as ordinary income.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

.. Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.


.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.



GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term, and High-Yield Tax-Exempt Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Tax-Exempt Money Market Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The information for the six-month period ended April 30, 2008, has not been audited by an independent registered public accounting firm. The information for all periods in the table through October 31, 2007, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Tax-Exempt Money Market Fund as an example. The Fund began fiscal period ended April 30, 2008, with a net asset value (price) of $1.00 per share. During the period, the Fund earned $0.014 per share from investment income (interest). Shareholders received $0.014 per share in the form of dividend distributions.

 The earnings ($0.014 per share) minus the distributions ($0.014 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.43% for the period.

 As of April 30, 2008, the Fund had approximately $23 billion in net assets. For the period, its expense ratio was 0.10% ($1.00 per $1,000 of net assets), and its net investment income amounted to 2.84% of its average net assets.
-------------------------------------------------------------------------------

TAX-EXEMPT MONEY MARKET FUND
                                           Six Months
                                                Ended
                                            April 30,                                                Year Ended October 31,
                                                            ----------------------------------------------------------------------
                                                 2008          2007          2006          2005          2004          2003
                                                 ---------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .014          .036          .032          .021          .010          .010
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)            --            --            --            --            --            --
on Investments
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 .014          .036          .032          .021          .010          .010
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.014)         (.036)       (.032)        (.021)        (.010)        (.010)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                        --            --            --            --            --            --
Capital Gains
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.014)         (.036)       (.032)        (.021)        (.010)        (.010)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                 1.43%         3.65%         3.26%         2.13%         1.03%         0.99%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)          $22,841       $22,019       $19,116       $17,362       $14,936       $12,434
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average           0.10%/2/         0.10%         0.13%         0.13%         0.13%         0.17%
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to            2.84%/2/         3.59%         3.22%         2.12%         1.03%         0.97%
Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

SHORT-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                          Six Months
                                               Ended
                                           April 30,                                           Year Ended October 31,
                                                           -----------------------------------------------------------------
                                                2008         2007         2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $15.62       $15.58       $15.53       $15.67       $15.77       $15.73
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           .259         .526         .443         .340         .292         .317
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         .130         .040         .050        (.140)       (.100)        .040
on Investments
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                .389         .566         .493         .200         .192         .357
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 ----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.259)       (.526)       (.443)       (.340)       (.292)       (.317)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized
Capital Gains                                     --           --           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.259)       (.526)       (.443)       (.340)       (.292)       (.317)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $15.75       $15.62       $15.58       $15.53       $15.67       $15.77
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                2.50%        3.70%        3.22%        1.29%        1.23%        2.28%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)          $1,138       $1,040       $1,139       $1,382       $2,198       $2,144
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average          0.15%/2/        0.15%        0.16%        0.16%        0.14%        0.17%
Net Assets
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to           3.31%/2/        3.37%        2.85%        2.16%        1.86%        2.01%
Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                 26%/2/          51%          49%          30%          10%          25%
----------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below
 $10,000.
2 Annualized.

SHORT-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                           Six Months
                                                Ended
                                            April 30,                                           Year Ended October 31,
                                                            -----------------------------------------------------------------
                                                 2008         2007         2006         2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $15.62       $15.58         $15.53       $15.67       $15.77       $15.73
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .264         .537         .455         .351         .300         .327
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)          .130         .040         .050        (.140)       (.100)        .040
on Investments
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 .394         .577         .505         .211         .200         .367
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

-----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.264)       (.537)       (.455)       (.351)       (.300)       (.327)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                        --           --           --           --           --           --
Capital Gains
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.264)       (.537)       (.455)       (.351)       (.300)       (.327)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $15.75       $15.62       $15.58       $15.53       $15.67       $15.77
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    2.54%        3.77%        3.30%        1.37%        1.28%        2.35%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $3,269       $3,078       $2,969       $2,871       $2,433       $2,428
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average           0.08%/1/        0.08%        0.09%        0.09%        0.09%        0.11%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to            3.38%/1/        3.44%        2.92%        2.26%        1.91%        2.05%
Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                  26%/1/          51%          49%          30%          10%          25%
-----------------------------------------------------------------------------------------------------------------------------
1 Annualized.

LIMITED-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                      Six Months
                                           Ended
                                       April 30,                                           Year Ended October 31,
                                                       -----------------------------------------------------------------
                                            2008         2007         2006         2005         2004         2003
                                      ----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                $10.73       $10.72       $10.71       $10.96       $11.08       $11.00
OF PERIOD
------------------------------------------------------------------------------------------------------------------------
Investment Operations

------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       .185         .371         .344         .326         .318         .355

------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain            .100         .010         .010        (.250)       (.120)        .080
(Loss) on Investments
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations            .285         .381         .354         .076         .198         .435

------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

------------------------------------------------------------------------------------------------------------------------
Dividends from Net                         (.185)       (.371)       (.344)       (.326)       (.318)       (.355)
Investment Income
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                   --           --           --           --           --           --
Capital Gains
------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (.185)       (.371)       (.344)       (.326)       (.318)       (.355)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $10.83       $10.73       $10.72       $10.71       $10.96       $11.08

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                            2.67%        3.62%        3.37%        0.71%        1.82%        4.00%

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)      $1,961       $1,798       $1,983       $2,351       $3,553       $3,148

------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average      0.15%/2/        0.15%        0.16%        0.16%        0.14%        0.17%
Net Assets
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to       3.42%/2/        3.46%        3.23%        3.01%        2.89%        3.19%
Average Net Assets
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                             19%/2/          32%          27%          17%           8%          13%

------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

LIMITED-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                       Six Months
                                            Ended
                                        April 30,                                           Year Ended October 31,
                                                        -----------------------------------------------------------------
                                             2008         2007         2006         2005         2004         2003
                                      -----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                 $10.73       $10.72       $10.71       $10.96       $11.08       $11.00
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
Investment Operations

-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .188         .378         .352         .334         .324         .362

-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain             .100         .010         .010        (.250)       (.120)        .080
(Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .288         .388         .362         .084         .204         .442

-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

-------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.188)       (.378)       (.352)       (.334)       (.324)       (.362)
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --           --           --           --           --           --
Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.188)       (.378)       (.352)       (.334)       (.324)       (.362)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $10.83       $10.73       $10.72       $10.71       $10.96       $11.08

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                2.70%        3.69%        3.45%        0.78%        1.87%        4.06%

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $5,303       $4,914       $4,682       $4,481       $3,395       $3,286

-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.08%/1/        0.08%        0.09%        0.09%        0.09%        0.11%
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        3.49%/1/        3.53%        3.30%        3.08%        2.95%        3.25%
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              19%/1/          32%          27%          17%           8%          13%

-------------------------------------------------------------------------------------------------------------------------
1 Annualized.

INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                           Six Months
                                                Ended
                                            April 30,                                           Year Ended October 31,
                                                            -----------------------------------------------------------------
                                                 2008         2007         2006         2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                      $13.18       $13.37       $13.26       $13.67       $13.58       $13.55

-----------------------------------------------------------------------------------------------------------------------------
Investment Operations

-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .268         .548         .556         .548         .551         .563

-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                   .010        (.190)        .110        (.410)        .090         .070

-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 .278         .358         .666         .138         .641         .633

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

-----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.268)       (.548)       (.556)       (.548)       (.551)       (.563)

-----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                        --           --           --           --           --        (.040)
Capital Gains
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.268)       (.548)       (.556)       (.548)       (.551)       (.603)

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $13.19       $13.18       $13.37       $13.26       $13.67       $13.58

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                                 2.13%        2.74%        5.14%        1.02%        4.82%        4.74%

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $5,421       $4,851       $4,895       $4,745       $6,858       $6,922

-----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average           0.15%/2/        0.15%        0.17%        0.16%        0.14%        0.17%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to            4.07%/2/        4.14%        4.19%        4.06%        4.05%        4.13%
Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                 10%/2/           12%           8%          12%          10%          19%

-----------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                       Six Months
                                            Ended
                                        April 30,                                            Year Ended October 31,
                                                        ------------------------------------------------------------------
                                             2008          2007         2006         2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------
                                                                           $
NET ASSET VALUE, BEGINNING OF PERIOD       $13.18        $13.37          $13.26       $13.67       $13.58       $13.55
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .273          .557         .566         .558         .559         .571
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain             .010         (.190)        .110        (.410)        .090         .070
(Loss) on Investments
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .283          .367         .676         .148         .649         .641
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.273)        (.557)       (.566)       (.558)       (.559)       (.571)
Investment Income
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --            --           --           --           --        (.040)
Capital Gains
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.273)        (.557)       (.566)       (.558)       (.559)       (.611)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $13.19        $13.18       $13.37       $13.26       $13.67       $13.58
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                2.16%         2.81%        5.22%        1.09%        4.88%        4.81%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)      $13,041       $11,484       $9,445       $7,990       $5,145       $4,754
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.08%/1/         0.08%        0.09%        0.09%        0.09%        0.11%
Net Assets
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.14%/1/         4.21%        4.27%        4.13%        4.11%        4.19%
Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              10%/1/           12%           8%          12%          10%          19%
--------------------------------------------------------------------------------------------------------------------------
1 Annualized.

LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                       Six Months
                                            Ended
                                        April 30,                                           Year Ended October 31,
                                                        -----------------------------------------------------------------
                                             2008         2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                 $11.09       $11.34       $11.23       $11.55       $11.39       $11.36
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .248         .512         .516         .513         .522         .525
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain            (.130)       (.250)        .153        (.320)        .160         .082
(Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .118         .262         .669         .193         .682         .607
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.248)       (.512)       (.516)       (.513)       (.522)       (.525)
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --           --        (.043)        --           --          (.052)
Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.248)       (.512)       (.559)       (.513)       (.522)       (.577)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $10.96       $11.09       $11.34       $11.23       $11.55       $11.39
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                             1.08%        2.37%        6.14%        1.69%        6.14%        5.43%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $712         $653         $641         $640       $1,122       $1,131
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.15%/2/        0.15%        0.16%        0.16%        0.15%        0.17%
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.51%/2/        4.57%        4.61%        4.49%        4.57%        4.59%
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              13%/2/          13%           8%          17%          11%          11%
-------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                       Six Months
                                            Ended
                                        April 30,                                           Year Ended October 31,
                                                        -----------------------------------------------------------------
                                             2008         2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                 $11.09       $11.34       $11.23       $11.55       $11.39       $11.36
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .251         .520         .524         .521         .528         .532
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain            (.130)       (.250)        .153        (.320)        .160         .082
(Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .121         .270         .677         .201         .688         .614
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.251)       (.520)       (.524)       (.521)       (.528)       (.532)
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --           --        (.043)        --           --          (.052)
Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.251)       (.520)       (.567)       (.521)       (.528)       (.584)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $10.96       $11.09       $11.34       $11.23       $11.55       $11.39
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                1.12%        2.44%        6.22%        1.76%        6.19%        5.50%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $2,277       $1,962       $1,686       $1,390         $823         $799
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.08%/1/        0.08%        0.09%        0.09%        0.09%        0.11%
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.58%/1/        4.64%        4.68%        4.55%        4.62%        4.65%
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              13%/1/          13%           8%          17%          11%          11%
-------------------------------------------------------------------------------------------------------------------------
1 Annualized.

INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                          Six Months
                                               Ended
                                           April 30,                                           Year Ended October 31,
                                                           -----------------------------------------------------------------
                                                2008         2007         2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                     $12.38       $12.68           12.56       $12.90       $12.89       $12.85
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           .278         .569         .577         .578         .587         .580
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)        (.190)       (.281)        .157        (.321)        .134         .123
on Investments
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                .088         .288         .734         .257         .721         .703
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net                             (.278)       (.569)       (.577)       (.578)       (.587)       (.580)
Investment Income
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                       --        (.019)       (.037)       (.019)       (.124)       (.083)
Capital Gains
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.278)       (.588)       (.614)       (.597)       (.711)       (.663)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $12.19       $12.38       $12.68       $12.56       $12.90       $12.89
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                                0.73%        2.34%        6.00%        2.01%        5.76%        5.58%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $907         $947         $956       $1,043       $1,880       $1,912
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average          0.15%/2/        0.15%        0.16%        0.16%        0.15%        0.17%
Net Assets
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to           4.55%/2/        4.55%        4.60%        4.52%        4.50%        4.57%
Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                19%/2/           34%          19%          15%          18%          17%
----------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                       Six Months
                                            Ended
                                        April 30,                                           Year Ended October 31,
                                                        -----------------------------------------------------------------
                                             2008         2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $12.38       $12.68           12.56       $12.90       $12.89       $12.85
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .282         .578         .586         .587         .594         .587
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain            (.190)       (.281)        .157        (.321)        .134         .123
(Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .092         .297         .743         .266         .728         .710
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.282)       (.578)       (.586)       (.587)       (.594)       (.587)
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --        (.019)       (.037)       (.019)       (.124)       (.083)
Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.282)       (.597)       (.623)       (.606)       (.718)       (.670)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $12.19       $12.38       $12.68       $12.56       $12.90       $12.89
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.77%        2.41%        6.08%        2.08%        5.82%        5.64%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $2,615       $2,442       $2,232       $1,987       $1,076       $1,008
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.08%/1/        0.08%        0.09%        0.09%        0.09%        0.11%
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.62%/1/        4.62%        4.67%        4.58%        4.56%        4.63%
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              19%/1/          34%          19%          15%          18%          17%
-------------------------------------------------------------------------------------------------------------------------
1 Annualized.

HIGH-YIELD TAX-EXEMPT FUND INVESTOR SHARES
                                       Six Months
                                            Ended
                                        April 30,                                           Year Ended October 31,
                                                        -----------------------------------------------------------------
                                             2008         2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                 $10.62       $10.91       $10.71       $10.86       $10.69       $10.54
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .246         .497         .491         .492         .506         .526
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain            (.240)       (.290)        .200        (.150)        .170         .150
(Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .006         .207         .691         .342         .676         .676
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.246)       (.497)       (.491)       (.492)       (.506)       (.526)
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --           --           --           --           --           --
Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.246)       (.497)       (.491)       (.492)       (.506)       (.526)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $10.38       $10.62       $10.91       $10.71       $10.86       $10.69
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                             0.07%        1.94%        6.61%        3.20%        6.48%        6.55%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------             ---------------------------------------
Net Assets, End of Period (Millions)       $1,948       $1,965       $1,830       $1,753       $2,728       $2,605
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.15%/2/        0.15%        0.17%        0.16%        0.15%        0.17%
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.71%/2/        4.61%        4.56%        4.55%        4.71%        4.94%
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              14%/2/          22%          15%          15%          24%          17%
-------------------------------------------------------------------------------------------------------------------------
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

HIGH-YIELD TAX-EXEMPT FUND ADMIRAL SHARES
                                       Six Months
                                            Ended
                                        April 30,                                           Year Ended October 31,
                                                        ------------------------------------------------------------
                                             2008         2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                 $10.62       $10.91       $10.71       $10.86       $10.69       $10.54
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                        .250         .505         .499         .500         .512         .533
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain            (.240)       (.290)        .200        (.150)        .170         .150
(Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             .010         .215         .699         .350         .682         .683
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net                          (.250)       (.505)       (.499)       (.500)       (.512)       (.533)
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                    --           --           --           --           --           --
Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.250)       (.505)       (.499)       (.500)       (.512)       (.533)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $10.38       $10.62       $10.91       $10.71       $10.86       $10.69
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                0.10%        2.01%        6.69%        3.27%        6.54%        6.61%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $4,269       $4,256       $3,737       $3,121       $1,652       $1,449
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average       0.08%/1/        0.08%        0.09%        0.09%        0.10%        0.11%
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.78%/1/        4.68%        4.64%        4.60%        4.76%        5.00%
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                              14%/1/          22%          15%          15%          24%          17%
-------------------------------------------------------------------------------------------------------------------------
1 Annualized.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


HOW TO INITIATE A PURCHASE REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


ONLINE. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

BY TELEPHONE. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


HOW TO PAY FOR A PURCHASE REQUEST

BY ELECTRONIC BANK TRANSFER. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.


BY WIRE. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.


BY EXCHANGE. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


TRADE DATE

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).


For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally

4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by CHECK into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an AUTOMATIC INVESTMENT PLAN:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by ELECTRONIC BANK TRANSFER not using an AUTOMATIC INVESTMENT
PLAN: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


EARNING DIVIDENDS
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).


OTHER PURCHASE RULES YOU SHOULD KNOW

ADMIRAL SHARES.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

CHECK PURCHASES. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


REFUSED OR REJECTED PURCHASE REQUESTS. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.


CONVERTING SHARES

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.


TRADE DATE
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.


CONVERSIONS FROM INVESTOR SHARES TO ADMIRAL SHARES

SELF-DIRECTED CONVERSIONS. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can make conversion requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.


AUTOMATIC CONVERSIONS. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.


TENURE CONVERSIONS. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. You may request a tenure conversion online, by telephone, or by mail.


MANDATORY CONVERSIONS TO INVESTOR SHARES
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.


REDEEMING SHARES


HOW TO INITIATE A REDEMPTION REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


ONLINE. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.


BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.


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


BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.


HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.


BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


BY EXCHANGE. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


BY CHECK. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


TRADE DATE

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).


For redemptions by CHECK, EXCHANGE, or WIRE: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an AUTOMATIC WITHDRAWAL PLAN:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by ELECTRONIC BANK TRANSFER not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


EARNING DIVIDENDS
Shares continue earning dividends through your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.


OTHER REDEMPTION RULES YOU SHOULD KNOW

DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


SHARE CERTIFICATES. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.


EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


PROSPECTUS AND SHAREHOLDER REPORT MAILINGS
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


VANGUARD.COM

REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



TELEPHONE TRANSACTIONS

AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


SUBJECT TO REVISION. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


ACCOUNT SERVICE FEE
For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

.. Money market sweep accounts held through Vanguard Brokerage Services/(R)/.

.. Accounts held through intermediaries.

.. Accounts held by Voyager, Voyager Select, and Flagship clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and
$1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in

Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures). Please consult your enrollment materials for the rules that apply to your account.

.. Section 529 college savings plans.


LOW-BALANCE ACCOUNTS

Each Fund reserves the right to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.



RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Municipal Bond Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisor.

.. Financial statements with listings of Fund holdings.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


Web
--------------------------------------------------------------------------------------------------------
Vanguard.com                             For the most complete source of Vanguard news
24 hours a day, 7 days a week            For fund, account, and service information
                                         For most account transactions
                                         For literature requests
--------------------------------------------------------------------------------------------------------

Phone
--------------------------------------------------------------------------------------------------------
Vanguard Tele-Account(R) 800-662-6273    For automated fund and account information
(ON-BOARD)                               For exchange transactions (subject to limitations)
                                         Toll-free, 24 hours a day, 7 days a week
--------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing  For literature requests
impairment at 800-952-3335)              Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                         Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)      For account information
(Text telephone for people with hearing  For most account transactions
impairment at 800-749-7273)              Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                         Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------
Admiral Service Center                   For Admiral account information
888-237-9949                             For most Admiral transactions
                                         Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                         Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------
Institutional Division                   For information and services for large institutional investors
888-809-8102                             Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                         Eastern time
--------------------------------------------------------------------------------------------------------
Intermediary Sales Support               For information and services for financial intermediaries
800-997-2798                             including broker-dealers, trust institutions, insurance
                                         companies, and financial advisors
                                         Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                                         Eastern time
--------------------------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



FUND NUMBERS
Please use the specific fund number when contacting us:


                                            Investor Shares  Admiral Shares
-----------------------------------------------------------------------------
Vanguard Tax-Exempt Money Market Fund                    45              --
-----------------------------------------------------------------------------
Vanguard Short-Term Tax-Exempt Fund                      41             541
-----------------------------------------------------------------------------
Vanguard Limited-Term Tax-Exempt Fund                    31             531
-----------------------------------------------------------------------------
Vanguard Intermediate-Term Tax-Exempt Fund               42             542
-----------------------------------------------------------------------------
Vanguard Long-Term Tax-Exempt Fund                       43             543
-----------------------------------------------------------------------------
Vanguard Insured Long-Term Tax-Exempt Fund               58             558
-----------------------------------------------------------------------------
Vanguard High-Yield Tax-Exempt Fund                      44            5044
-----------------------------------------------------------------------------



















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard ETFs, Vanguard Small Business Online, Vanguard Brokerage Services, Vanguard Voyager Services, Voyager, Vanguard Voyager Select Services, Voyager Select, Vanguard Flagship Services,
 Flagship, and the ship logo are trademarks of The Vanguard Group, Inc. CFA/(R)/ is a trademark owned by CFA Institute. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Alternative Minimum Tax (AMT). A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.


Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


Municipal Bond. A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP LOGO VANGUARD/(R)/]


                                               P.O. Box 2600
                                               Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard Municipal Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2687








(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P095 072008

                                     PART B

                       VANGUARD/(R)/ MUNICIPAL BOND FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


                                 JULY 29, 2008


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectus (dated July 29, 2008). To obtain, without charge, the prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-14
SHARE PRICE...........................................................B-15
PURCHASE AND REDEMPTION OF SHARES.....................................B-16
MANAGEMENT OF THE FUNDS...............................................B-17
INVESTMENT ADVISORY SERVICES..........................................B-29

PORTFOLIO TRANSACTIONS................................................B-31

PROXY VOTING GUIDELINES...............................................B-32
FINANCIAL STATEMENTS..................................................B-37

DESCRIPTION OF MUNICIPAL BOND RATINGS.................................B-37


                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Municipal Bond Funds (The Trust) was organized as Warwick Tax-Exempt Bond Fund, Inc., a Maryland corporation, in 1976. It was reorganized as a Pennsylvania business trust in 1984 and then was reorganized as a Maryland corporation in 1985. It was finally reorganized as a Delaware statutory trust in July 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Municipal Bond Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):



                                                     SHARE CLASSES/1/
                                                     -------------

   FUND/2/                                          INVESTOR   ADMIRAL
   ----
   Vanguard Tax-Exempt Money Market Fund              Yes        No
   Vanguard Short-Term Tax-Exempt Fund                Yes        Yes
   Vanguard Limited-Term Tax-Exempt Fund              Yes        Yes
   Vanguard Intermediate-Term Tax-Exempt Fund         Yes        Yes
   Vanguard Long-Term Tax-Exempt Fund                 Yes        Yes
   Vanguard Insured Long-Term Tax-Exempt Fund         Yes        Yes
   Vanguard High-Yield Tax-Exempt Fund                Yes        Yes
   1 Individually, a class; collectively, the classes.
   2 Individually, a Fund; collectively, the Funds.

 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.



 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders (except those invested in the Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Tax-Exempt Money Market Fund.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund expects to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in tax-exempt securities under normal market conditions. The Insured Long-Term Tax-Exempt Fund will invest at least 80% of its assets in securities whose principal and interest payments are guaranteed when due by insurance. For purposes of these 80% policies, assets include net assets and borrowings for investment purposes.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff, or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. Each Fund's obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a Fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced.


 A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or

"strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.


 General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.


 Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.


 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.


 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund's investment management staff to appraise independently the fundamental quality of bonds held by the fund.


MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.



 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.


 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal

Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds.


 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 TENDER OPTION BOND PROGRAMS. Tender option bond programs are a type of municipal bond derivative security that provides for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in fixed income futures contracts and options on fixed income contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. Each Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities, or any municipal bond guaranteed by the U.S. government. The Tax-Exempt Money Market Fund may, however, invest in a single issuer as permitted by the SEC (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% (10% with respect to the Tax-Exempt Money Market Fund) of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTMENT IN SECURITIES OTHER THAN MUNICIPAL SECURITIES. Each Fund will not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person, except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs (although the Fund may invest in bonds and money market instruments secured by interests in these programs), except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS. Each Fund may not invest in put or call options or employ straddles or spreads, except as permitted by the Fund's investment policies relating to commodities.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate and interests therein.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                  SHARE PRICE


VANGUARD SHORT-TERM, LIMITED-TERM, INTERMEDIATE-TERM, LONG-TERM, INSURED LONG-TERM, AND HIGH-YIELD TAX-EXEMPT FUNDS. Multiple class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

 VANGUARD TAX-EXEMPT MONEY MARKET FUND. The Fund's share price, or NAV, is calculated each business day as of the close of regular trading on the Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Funds expect the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


 Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.


 It is the policy of the Tax-Exempt Money Market Fund to attempt to maintain an NAV of $1 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the instrument. The Fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity, withholding dividends, making a special capital distribution, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


 The use of amortized cost and the maintenance of the Tax-Exempt Money Market Fund's NAV at $1 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services or, in the case of an instrument not so rated, as determined by methods approved by the trustees to be of comparable quality.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.


REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of October 31, 2007, the Funds had contributed $5,091,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 5.09% of Vanguard's capitalization.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), 400 Devon Park Drive A39, Wayne PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of October 31, 2007, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.


 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2005, 2006, and 2007, and are presented as a percentage of each Fund's average month-end net assets.



                                                                       ANNUAL SHARED FUND OPERATING EXPENSES
                                                                    (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                    -------------------------------------------

                                                            FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                                         OCTOBER 31, 2005    OCTOBER 31, 2006    OCTOBER 31, 2007
----                                                         ----------------    ----------------    ----------------
TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                                 0.11%               0.10%               0.07%
Marketing and Distribution Expenses:                                    0.02                0.03                0.03

SHORT-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                                 0.10%               0.08%               0.07%
Marketing and Distribution Expenses:                                    0.02                0.03                0.03

LIMITED-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                                 0.10%               0.08%               0.07%
Marketing and Distribution Expenses:                                    0.02                0.03                0.03

INTERMEDIATE-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                                 0.11%               0.09%               0.08%
Marketing and Distribution Expenses:                                    0.02                0.02                0.02

LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                                 0.11%               0.09%               0.07%
Marketing and Distribution Expenses:                                    0.02                0.02                0.02

INSURED LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                                 0.11%               0.09%               0.08%
Marketing and Distribution Expenses:                                    0.02                0.02                0.02

HIGH-YIELD TAX-EXEMPT FUND
Management and Administrative Expenses:                                 0.11%               0.09%               0.08%
Marketing and Distribution Expenses:                                    0.02                0.02                0.02




 Each Fund's investment advisor may direct new issue purchases to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS       OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     AND OUTSIDE DIRECTORSHIPS                            TRUSTEE/OFFICER
-------------------      ---------------      --------------    ------------------------------------                 ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              156
(1954)                   Board, Chief                           Director (Trustee) of Vanguard and each of the
                         Executive Officer,                     investment companies served by Vanguard; Director
                         and Trustee                            of VMC.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             156
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

Emerson U. Fullwood      Trustee              January 2008      Executive Chief Staff and Marketing Officer for North            156
(1948)                                                          America since 2004 and Corporate Vice President of
                                                                Xerox Corporation (photocopiers and printers); Director
                                                                of SPX Corporation (multi-industry manufacturing), of
                                                                the United Way of Rochester, and of the Boy Scouts
                                                                of America.

Rajiv L. Gupta           Trustee              December 2001     Chairman, President, and Chief Executive Officer of              156
(1945)                                                          Rohm and Haas Co. (chemicals); Board Member of
                                                                American Chemistry Council; Director of Tyco
                                                                International, Ltd. (diversified manufacturing and
                                                                services) since 2005.

Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          156
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004; Trustee of the National
                                                                Constitution Center since 2007.

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              156
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.


                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS       OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     AND OUTSIDE DIRECTORSHIPS                            TRUSTEE/OFFICER
-------------------      ---------------      --------------    ------------------------------------                 ---------------
Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    156
(1952)                                                          Harvard Business School; Senior Associate Dean and
                                                                Director of Faculty Recruiting Harvard Business
                                                                School; Director and Chairman of Unx, Inc. (equities
                                                                trading firm); Chair of the Investment Committee of
                                                                HighVista Strategies LLC (private investment firm)
                                                                since 2005.

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                156
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             156
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines) and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  156
(1957)                                                          investment companies served by Vanguard.

F. William McNabb III/1/ President            March 2008        President of Vanguard and each of the investment                 156
(1957)                                                          companies served by Vanguard since 2008; Director
                                                                of VMC, Managing Director of Vanguard (1995-2008).

Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                156
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard and each of the investment companies
                                                                served by Vanguard, since 2005; Director and Senior
                                                                Vice President of VMC since 2005; Principal of
                                                                Vanguard (1997-2006).

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2006 and 2007, Vanguard paid Greenwich subscription fees amounting to less than $610,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: The Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held six meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held six meetings during the Funds' last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Emerson Fullwood is not included in the table because he did not serve as trustee as of December 31, 2007.)


                                                    VANGUARD MUNICIPAL BOND FUNDS
                                                    TRUSTEES' COMPENSATION TABLE

                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at            from All Vanguard
Trustee                these Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/  Funds Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------     ------------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                 $6,385                         --                          --                     $145,000
Rajiv L. Gupta                    6,203                         --                          --                      145,000
Amy Gutmann                       6,385                         --                          --                      145,000
JoAnn Heffernan Heisen            6,385                       $136                      $2,542                      145,000
Andre F. Perold                   6,385                         --                          --                      145,000
Alfred M. Rankin, Jr.             6,944                        164                       4,982                      168,000
J. Lawrence Wilson                6,203                        174                       7,240                      140,900


1 The amounts shown in this column are based on the Funds' fiscal year ended October 31, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
Vanguard funds for the 2007 calendar year.

OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2007.






                                                                                 DOLLAR RANGE     AGGREGATE DOLLAR RANGE OF
                                                                               OF FUND SHARES          VANGUARD FUND SHARES
FUND                                                     TRUSTEE             OWNED BY TRUSTEE              OWNED BY TRUSTEE
----                                                     -------            -----------------              ----------------
VANGUARD TAX-EXEMPT MONEY MARKET FUND            John J. Brennan                           --                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                Over $100,000                 Over $100,000
                                                     Amy Gutmann             $50,001-$100,000                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                Over $100,000                 Over $100,000


VANGUARD SHORT-TERM TAX-EXEMPT FUND              John J. Brennan                           --                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                           --                 Over $100,000
                                                     Amy Gutmann                           --                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                           --                 Over $100,000


VANGUARD LIMITED-TERM TAX-EXEMPT FUND            John J. Brennan                Over $100,000                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                Over $100,000                 Over $100,000
                                                     Amy Gutmann                           --                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                Over $100,000                 Over $100,000


VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND       John J. Brennan                Over $100,000                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                           --                 Over $100,000
                                                     Amy Gutmann                           --                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                           --                 Over $100,000


 1 Mr. Fullwood became a member of the Funds' board effective January 2008.


                                                                                 DOLLAR RANGE     AGGREGATE DOLLAR RANGE OF
                                                                               OF FUND SHARES          VANGUARD FUND SHARES
FUND                                                     TRUSTEE             OWNED BY TRUSTEE              OWNED BY TRUSTEE
----                                                     -------            -----------------              ----------------
VANGUARD LONG-TERM TAX-EXEMPT FUND               John J. Brennan                           --                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                           --                 Over $100,000
                                                     Amy Gutmann                           --                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                           --                 Over $100,000


VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND       John J. Brennan                           --                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                           --                 Over $100,000
                                                     Amy Gutmann                           --                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                           --                 Over $100,000


VANGUARD HIGH-YIELD TAX-EXEMPT FUND              John J. Brennan                           --                 Over $100,000
                                                Charles D. Ellis                           --                 Over $100,000
                                          Emerson U. Fullwood/1/                           --                 Over $100,000
                                                  Rajiv L. Gupta                           --                 Over $100,000
                                                     Amy Gutmann                           --                 Over $100,000
                                          JoAnn Heffernan Heisen                           --                 Over $100,000
                                                 Andre F. Perold                           --                 Over $100,000
                                           Alfred M. Rankin, Jr.                           --                 Over $100,000
                                              J. Lawrence Wilson                           --                 Over $100,000

 1 Mr. Fullwood became a member of the Funds' board effective January 2008.


 As of June 30, 2008, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of June 30, 2008, those listed below owned of record 5% or more of each class' outstanding shares:
Vanguard Short-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (30.51%), National Financial Service Corp., New York, NY (10.47%); Vanguard Short-Term Tax-Exempt Fund--Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (11.89%), National Financial Service Corp., New York, NY (6.20%); Vanguard Limited-Term Tax-Exempt Fund--Investor Shares:
Charles Schwab & Co., Inc., San Francisco, CA (28.21%), National Financial Service Corp., New York, NY (14.64%); Vanguard Limited-Term Tax-Exempt Fund--Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (13.38%), National Financial Service Corp., New York, NY (6.04%); Vanguard Intermediate-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (24.44%), National Financial Service Corp., New York, NY (13.05%); Vanguard Intermediate-Term Tax-Exempt Fund--Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (8.75%); Vanguard Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (15.01%), National Financial Service Corp., New York, NY (12.16%); Vanguard Long-Term Tax-Exempt Fund--Admiral Shares: National Financial Service Corp., New York, NY (9.87%); Vanguard Insured Long-Term Tax-Exempt

Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (8.60%), National Financial Service Corp., New York, NY (6.09%); Vanguard High-Yield Tax-Exempt Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (16.88%), National Financial Service Corp., New York, NY (11.58%).



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com, in the "Holdings" section of the fund's Profile page, 60 calendar days after the end of the calendar quarter.Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by

Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of March 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES

Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to the Funds. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the fiscal years ended October 31, 2005, 2006 and 2007, the Funds incurred the following advisory expenses:


FUND                                              2005        2006        2007
----                                              ----        ----        ----
Vanguard Tax-Exempt Money Market Fund       $1,756,000  $1,583,000  $1,661,000

Vanguard Short-Term Tax-Exempt Fund            494,000     373,000     335,000

Vanguard Limited-Term Tax-Exempt Fund          762,000     594,000     549,000

Vanguard Intermediate-Term Tax-Exempt Fund   1,358,000   1,160,000   1,250,000

Vanguard Long-Term Tax-Exempt Fund             218,000     189,000     202,000

Vanguard Insured Long-Term Tax-Exempt Fund     330,000     272,000     269,000

Vanguard High-Yield Tax-Exempt Fund            505,000     450,000     488,000

OTHER ACCOUNTS MANAGED


Marlin G. Brown manages the Limited-Term Tax-Exempt Fund, which as of April 30, 2008, held assets of $7.3 billion. As of April 30, 2008 , Mr.Brown also managed three other registered investment companies with total assets of $4 billion


 John M. Carbone manages the Insured Long-Term Tax-Exempt Fund, which as of April 30, 2008, held assets of $3.5 billion. As of April 30, 2008, Mr. Carbone also managed five other registered investment companies with total assets of $13.5 billion.


 Reid O. Smith manages the Long-Term and High-Yield Tax-Exempt Funds and co-manages the Intermediate-Term Tax-Exempt Fund, which, as of April 30, 2008 , collectively held assets of $27.7 billion. As of April 30, 2008, Mr. Smith also managed five other registered investment companies with total assets of $13.1 billion.


 Pamela Wisehaupt Tynan manages the Tax-Exempt Money Market and Short-Term Tax-Exempt Funds, which, as of April 30, 2008, collectively held assets of $27.2 billion. As of April 30, 2008, Ms. Tynan also managed one other registered investment company with total assets of $1.1 billion.


 Michael G. Kobs co-manages the Intermediate-Term Tax-Exempt Fund, which, as of June 30, 2008, held assets of $18.5 billion.



MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds and accounts may give rise to potential conflicts of interest, including, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.


 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For each Fund (except the Tax-Exempt Money Market Fund), the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the Fund over a three-year period. For the Tax-Exempt Money Market Fund, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the Fund and, consequently, how the Fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of October 31, 2007, Vanguard employees collectively invested more than $2.2 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.


 As of October 31, 2007, Ms. Tynan owned shares of the Tax-Exempt Money Market Fund within the $100,001-$500,000 range, shares of the Short-Term Tax-Exempt Fund within the $50,001-$100,000 range, and shares of the Limited-Term Tax-Exempt Fund within the $100,001-$500,000 range. Except as noted in the previous sentence, as of October 31, 2007 (January 31, 2008, for Mr. Brown and Mr. Carbone), the portfolio managers owned no shares of the Municipal Bond Funds that they managed.



DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS


The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.


                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


 As of October 31, 2007, each Fund held no securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act.


 When the Funds purchase a newly issued security at a fixed price, the advisor may designate an underwriter who has agreed to rebate or credit to the Funds part of the underwriting fees. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses.


 The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.


 During the fiscal years ended October 31, 2005, 2006, and 2007, the Funds (other than the money market fund) paid the following amounts in brokerage commissions:



FUND                                             2005        2006        2007
----                                             ----        ----        ----
Vanguard Short-Term Tax-Exempt Fund                --   $   6,280   $   1,000
Vanguard Limited-Term Tax-Exempt Fund        $ 21,680      36,800      55,112
Vanguard Intermediate-Term Tax-Exempt Fund    161,100     222,960     436,540
Vanguard Long-Term Tax-Exempt Fund             41,912      30,700      63,748
Vanguard Insured Long-Term Tax-Exempt Fund     60,924      98,120     199,640
Vanguard High-Yield Tax-Exempt Fund            91,968     198,036     331,400



 During the three most recent fiscal years, the Vanguard Tax-Exempt Money Market Fund did not pay any brokerage commissions.


                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                     FACTORS AGAINST APPROVAL
--------------------                                     ------------------------
Nominated slate results in board made                    Nominated slate results in board made up
up of a majority of independent directors.               of a majority of non-independent directors.

All members of Audit, Nominating, and Compensation        Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                independent members.

                                                         Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                         Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit, fees lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                           FACTORS AGAINST APPROVAL
--------------------                                           ------------------------
Company requires senior executives to                          Total potential dilution (including all stock-based plans) exceeds
hold a minimum amount of company stock                         15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through                        Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain
period of time.

Compensation program includes                                  Plan permits repricing or replacement of options without
performance-vesting awards, indexed                            shareholder approval.
options, or other performance-linked grants.


Concentration of option grants to                              Plan provides for the issuance of reload options.
senior executives is limited (indicating
that the plan is very broad-based).

Stock-based compensation is                                    Plan contains automatic share replenishment (evergreen) feature.
clearly used as a substitute for cash in
delivering market-competitive total pay.


B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   -----------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal.        Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee                Ownership trigger is less than 15%.
of independent directors at least every three years
(so-called TIDE provisions).

Plan includes permitted                                Classified board.
bid/qualified offer feature (chewable
pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%).              Board with limited independence.
Highly independent, non-classified board.


B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders.

In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2007, appearing in the Funds' 2007 Annual Reports to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                     DESCRIPTION OF MUNICIPAL BOND RATINGS


MOODY'S MUNICIPAL BOND RATINGS:


 AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.


 AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".


 A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


 BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.


 B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.


 CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.


 CA--Speculative in a high degree. Often in default.


 C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.


MOODY'S STATE AND MUNICIPAL NOTE RATINGS: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:


 MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


 MIG-2--High quality with margins of protection ample although not so large as in the preceding group.


MOODY'S HIGHEST COMMERCIAL PAPER RATING:


 PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.


STANDARD & POOR'S MUNICIPAL BOND RATINGS:


 AAA--Has the highest rating assigned by Standard & Poor's. Extremely strong capacity to pay principal and interest.

 AA--Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.


 A--Has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions.


 BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.


 BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.


 D--In default, and payment of principal and/or interest is in arrears.


 The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S MUNICIPAL NOTE RATINGS:


 SP-1+ --Very strong capacity to pay principal and interest.


 SP- --Strong capacity to pay principal and interest.


STANDARD & POOR'S HIGHEST COMMERCIAL PAPER RATINGS:


 A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming.


 A-1--This designation indicates the degree of safety regarding timely payment is very strong.



                                                                   SAI095 072008

                                     PART C

                         VANGUARD MUNICIPAL BOND FUNDS
                               OTHER INFORMATION

ITEM 23 EXHIBITS

(a) Articles of Incorporation, Amended and Restated Declaration of Trust, filed on February 21, 2007, Post-Effective Amendment No.60, is hereby incorporated by reference.
(b) By-Laws, filed on February 21, 2008, Post-Effective Amendment No. 61, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d) Investment Advisory Contract, The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts, not applicable.

(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.

(g) Custodian Agreement, for Wachovia/US Bank, filed on February 21, 2008, Post-Effective Amendment No. 61, is hereby incorporated by reference.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on February 21, 2008, Post-Effective Amendment No. 61, is hereby incorporated by reference.

(i)    Legal Opinion, not applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12b-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, is filed herewith.

(o)    Reserved.

(p) Code of Ethics, for the Vanguard Group, filed on February 21, 2007, Post-Effective Amendment No. 60, is hereby incorporated by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 140 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



Name                        Positions and Office with Underwriter                   Positions and Office with Funds
----                        -------------------------------------                   -------------------------------
R. Gregory Barton           Director and Senior Vice President                      None

John J. Brennan             Director                                                Trustee, Chairman, and Chief Executive
                                                                                    Officer

Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Director                                                President

Michael S. Miller           Director and Managing Director                          None

Ralph K Packard             Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director, Vice President, and General Counsel           Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer

Patti Colby                 Principal                                               None

Michael L. Kimmel           Secretary                                               None

Sean P. Hagerty             Principal                                               None

Jack T. Wagner              Assistant Treasurer                                     None

Jennifer M. Halliday        Assistant Treasurer                                     None

Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance officer




(c)Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodian, U.S. Bank, NA, 123 South Broad Street, Philadelphia, PA 19109.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 29th day of July, 2008.


                        VANGUARD MUNICIPAL BOND FUNDS

                        BY:____________/s/ John J.Brennan*____________
                                       -------------------

                                      JOHN J. BRENNAN
                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                             Title                                    Date
---------                             -----                                    ----

/s/ John J. Brennan*                  Chairman, Chief Executive                July 29, 2008
--------------------                  Officer, and Trustee
John J. Brennan

/s/ Charles D. Ellis*                 Trustee                                  July 29, 2008
---------------------
Charles D. Ellis

/s/ Emerson U. Fullwood*              Trustee                                  July 29, 2008
------------------------
Emerson U. Fullwood

/s/ Rajiv L. Gupta*                   Trustee                                  July 29, 2008
-------------------
Rajiv L. Gupta

/s/ Amy Gutmann*                      Trustee                                  July 29, 2008
----------------
Amy Gutmann

/s/ JoAnn Heffernan Heisen*           Trustee                                  July 29, 2008
---------------------------
JoAnn Heffernan Heisen

/s/ Andre F. Perold*                  Trustee                                  July 29, 2008
--------------------
Andre F. Perold

/s/ Alfred M. Rankin, Jr.*            Trustee                                  July 29, 2008
--------------------------
Alfred M. Rankin, Jr.

/s/ J. Lawrence Wilson*               Trustee                                  July 29, 2008
-----------------------
J. Lawrence Wilson

/s/ Thomas J. Higgins*                Treasurer (Principal Financial           July 29, 2008
----------------------                and Accounting Officer)
Thomas J. Higgins

*By: /s/ Heidi Stam
     --------------
  Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see File Number 2-29601.
  Incorporated by Reference.

                               INDEX TO EXHIBITS

Independent Registered Public Accounting Firm consent. Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . Ex-99.N